Exhibit 10.1

FOURTH AMENDMENT TO

LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into effective as of May 20, 2014, by and between INTERPHASE CORPORATION, a Texas corporation (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (“Lender”).

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of December 19, 2008, as amended by that certain First Amendment to Loan Agreement dated March 20, 2009, by that certain Second Amendment to Loan Agreement dated December 19, 2012, and by that certain Third Amendment to Loan Agreement dated December 19, 2012 (as amended, the “Loan Agreement”); and

WHEREAS, the Loan Agreement currently governs (a) a revolving borrowing base line of credit in the maximum amount of $5,000,000.00 (the “Line of Credit”), as currently evidenced by that certain promissory note dated of even date herewith, payable by Borrower to the order of Lender in the stated principal amount of $5,000,000.00 (the “Note”), (b) a guidance line of credit with respect to foreign currency forward contracts in the amount of $6,500,000.00 (the “Guidance Line of Credit”), and (c) a letter of credit subfacility in the amount of $500,000.00 (the “LC Facility”); and

WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided; and

WHEREAS, the Loan Agreement, the Note, and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Line of Credit and the Guidance Line of Credit are hereinafter referred to collectively as the “Loan Documents”.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01     The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

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ARTICLE II

Amendments

Section 2.01     Effective as of the date hereof, the definition of “Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

“Borrowing Base” means, at any time, an amount equal to: (i) seventy-five percent (75%) of the Market Value of (a) commercial paper in the Collateral Account rated P-1/A-1 by Moody’s and Standard & Poor’s, respectively, and (b) investment grade securities rated BBB or better by Standard & Poor’s and (ii) ninety percent (90%) of the Market Value of treasury bills or equivalent United States government obligations.”

Section 2.02     Effective as of the date hereof, the definition of “Collateral Account” in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

“Collateral Account” means that certain custodian account number 1040000844, including, but not limited to, all related accounts, sub-accounts, additional accounts subsequently opened with the funds in the listed account(s), and all replacement accounts maintained by Texas Capital Bank, National Association, as custodian, in the name of the Borrower. Lender shall have a first priority security interest in such account and all financial assets set forth therein, and there shall exist no other lien, security interest or other encumbrance in such account or financial assets.”

Section 2.03     Effective as of the date hereof, the definition of “Termination Date” in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

“Termination Date” means 11:00 A.M. Dallas, Texas time on December 19, 2016, or such earlier date on which the Commitment terminates as provided in this Agreement.”

Section 2.04     Effective as of the date hereof, the first paragraph of Section 2.1(B) of the Loan Agreement is hereby amended to read as follows:

“B.     Guidance Line of Credit. Lender may, in its sole and absolute discretion, enter into foreign currency forward contracts with Borrower from time to time from the date hereof to December 19, 2016 up to the aggregate amount of $6,500,000.00; provided, however, (i) that the Guidance Line Borrowing Base Usage shall not exceed the Borrowing Base minus all outstanding Advances and Letter of Credit Liabilities, and (ii) the term of any such foreign currency forward contract cannot exceed one (1) year and cannot extend past the Termination Date. No provision in this Agreement or any other Loan Document shall in any way obligate Lender to enter into any foreign currency forward contract with Borrower. Borrower shall execute any and all documents, instruments and agreements requested by Lender in connection with such forward contracts and such items shall be deemed to be Loan Documents for all purposes.”

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Section 2.05     Effective as of the date hereof, the definition of Collateral Account in Section 1.3 of that certain Pledge Agreement dated December 19, 2008 (as amended, the “Pledge Agreement”) between Borrower, Lender, and Borrower’s affiliates is hereby amended to read as follows:

“Collateral Account” means that certain custodian account number 1040000844, including, but not limited to, all related accounts, sub-accounts, additional accounts subsequently opened with the funds in the listed account(s), and all replacement accounts maintained by Texas Capital Bank, National Association, as custodian, in the name of the Borrower.”

Section 2.06     Effective as of the date hereof, the Advances shall be evidenced by a Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender in the principal amount of $5,000,000.00, and such promissory note shall be the “Note” referenced in the Loan Agreement.

Section 2.07     Borrower hereby ratifies and confirms the first priority liens and security interests in the “Collateral Account” granted in the Loan Agreement and Pledge Agreement.

ARTICLE III

Representations, Warranties, Ratification and Reaffirmation

 Section 3.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

Section 3.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

ARTICLE IV

Miscellaneous

Section 4.01     Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

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Section 4.02     This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.03     This Amendment has been entered into in Dallas County, Texas and shall be performable for all purposes in Dallas County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment, and venue in any such dispute shall be the courts located in Dallas County, Texas.

Section 4.04     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(Signature Page Follows.)

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EXECUTED as of the date first above written.

BORROWER:

INTERPHASE CORPORATION,
a Texas corporation

By:	/s/ Thomas N. Tipton, Jr.
Thomas N. Tipton, Jr.
Chief Financial Officer

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Matt Love
Matt Love
Senior Vice President

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